PRESS RELEASE
FOR IMMEDIATE RELEASE


For additional information contact:
Daniel A Morris, President
Morris Capital Advisors
(610) 722-0900


MALVERN BASED MUTUAL FUND COMPANY RANKED TOP 25 IN REGION


Morris Capital Advisors, Inc. announces that Manor Investment Funds, Inc; an open-end management investment company; has recently been included as one of the top 25 mutual funds in the Philadelphia area, as published in the Philadelphia Business Journal, 2000 Book of Lists. The ranking was based upon the total net assets as of March 31, 2000 as provided by Lipper Analytical Services, Inc., researched by Sharon Oliver and Joshua Roberts.

According to Daniel A Morris of Morris Capital Advisors, "shareholder assets invested in Manor Investment Funds, Inc. have increased over 103% in the past 15 months, primarily due to an increase in shareholder investments in the Growth and Bond Funds; jointly introduced in June,
1999;   in addition to investment performance."

Manor Investment Funds currently issues shares in three series, each with distinct investment objectives and policies. The series are the Manor Fund, Growth Fund and the Bond Fund. Each is a no-load fund and there are no sales or 12b-1 charges.
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Press Release
MALVERN BASED MUTUAL FUND COMPANY RANKED TOP 25 IN REGION
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The Funds are designed for long-term investors, including those who wish to use shares of one or more series as a funding vehicle for tax-deferred plans, including tax-qualified retirement plans and Individual
Retirement Account (IRA) plans.   Shares of the Funds may only be
purchased from the Fund, with an initial purchase of $1,000 and a minimum subsequent purchase of $100.00

The Manor Fund invests primarily for conservative growth and income focusing on long-term capital appreciation and a moderate level of income. The Fund, which began operations in September 1995, holds $2.9 million in net assets as of March 31, 2000.

The Growth Fund invests primarily for long-term growth and long-term
capital appreciation.     The Fund currently holds $1.8 million in net
assets as of March 31, 2000.

The Bond Fund seeks to provide current income by investing in
intermediate-term US Treasury Notes.    The portfolio, with  an average
maturity of 4.2 years, holds $662,600 as of the end of the first quarter of the year.

-more-



Press Release
MALVERN BASED MUTUAL FUND COMPANY RANKED TOP 25 IN REGION
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Morris Capital Advisors, Inc, of Malvern, PA acts as the sole
Investment Advisor to the Fund. Mr. Daniel A. Morris is the director and officer of the Investment Adviser and is also President of the Fund. He has been a shareholder, executive officer and portfolio manager for investment advisors to mutual funds and other investors since 1981.

Morris Capital Advisors provides investment management services for selected individual and institutional investors, providing services in managed accounts through the Manor Investment Funds, the Core Portfolio of large company stocks, the Growth Portfolio of large and mid-sized company stocks, and Fixed Income Portfolios of taxable and municipal bonds. Additionally, Morris Capital manages employee savings plans as separately managed accounts or through managed mutual fund portfolios.

More complete information about Manor Investment Funds, Inc, including charges and expenses, is available in the Prospectus for the funds which can be obtained from Morris Capital Advisors, 15 Chester County Commons, Malvern, PA, (610) 722-0900.




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